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Exhibit 99.1

SL Green Realty Corp.
420 Lexington Avenue
New York, NY 10170

August 12, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:
SL Green Realty Corp.
Quarterly Report on Form 10Q for the quarter ended June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above referenced periodic report.

Very truly yours,
SL GREEN REALTY CORP.
By:	/s/ Thomas E. Wirth Thomas E. Wirth Chief Financial Officer

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  Exhibit 99.1